SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 26, 2000



                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



            Nevada                   33-18336-LA                 87-0448736
            ------                   -----------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                     (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

<PAGE 1>
Item 5.   Other Events.
          -------------

          Registrant executed the Fifth Amendment to Second Restated Revolving Credit Loan Agreement on July 27, 2000


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (c) A copy of the Fifth Amendment to Second Restated Revolving Credit Loan Agreement is filed herewith as Exhibit 1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AAON, INC.



Date:  January, 18 2001               By:   /s/ John B. Johnson, Jr.
                                            ------------------------------------
                                                John B. Johnson, Jr., Secretary


<PAGE EX1-1>
                                    Exhibit 1


                               FIFTH AMENDMENT TO
                 SECOND RESTATED REVOLVING CREDIT LOAN AGREEMENT

         This Fifth Amendment to Second Restated Revolving Credit Loan Agreement ("Amendment") is made and entered into effective this 27 day of July, 2000, by and among AAON, INC., an Oklahoma corporation, and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/Aaon, Inc.) (separately and collectively, the "Borrower"), and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

     A. Reference is made to the Second Restated Revolving Credit Loan Agreement dated effective July 1, 1996, which was amended by the Amendment One dated June 30, 1997, the Amendment Two dated effective June 30, 1998, the Third Amendment dated September 9, 1999, and the Fourth Amendment dated October 9, 1999, all between Borrower and Bank (as amended, the "Credit Agreement"), pursuant to which currently exists a $15,150,000 Revolving Line committed through August 31, 2000. Terms used herein shall have the meanings given in the Credit Agreement, unless otherwise defined herein.

     B. Borrower has requested Bank to amend the maturity date of the $15,150,000 Revolving Line to July 31, 2001, in consideration of certain pricing changes described below; and Bank has agreed to accommodate such request, subject to the terms and conditions set forth below.

                                    AGREEMENT

     For valuable consideration received, it is agrees as follows:

     1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

          1.1 Section 1.52 (Termination Date) is hereby amended to evidence that the date "August 31, 2001" shall now mean and read "July 31, 2001."

          1.2 Section 2.5.1(2) (Rates) is hereby amended to evidence that the percentage "one and seventy hundredths percent (1.70%)" shall now mean and read "one and sixty hundredths percent (1.60%)."

     2. Conditions for the Amendment to the $15,150,000 Revolving Line. As a condition for the Amendment to the $15,150,000 Revolving Line, the following shall be satisfied:

          2.1. Borrower shall execute and deliver to Bank a $15,150,000 Promissory Note in form and content as set forth in Schedule "2.1" attached hereto, which constitutes a modification of the $15,150,000 Promissory Note dated effective October 9, 1999.


<PAGE EX1-2>
          2.2. Borrower hereby represents and certifies to Bank that (i) no Initial Default or Matured Default exists under the Credit Agreement, and all representations and warranties set forth therein remain true and correct in all material respects as of the date hereof, and (ii) all schedules attached the Credit Agreement remain true and correct.

     3. Ratification of Documents. Borrower hereby ratifies and confirms the Credit Agreement and the Note, and agrees that they remain in full force and effect, enforceable in accordance with their terms.

     4. Ratification of Guaranty. Aaon, Inc., a Nevada corporation, hereby ratifies and confirms the Guaranty Agreement dated effective July 1, 1996, and acknowledges and agrees that the Guaranty shall remain in full force and effect notwithstanding the amendments to the Credit Agreement in Section 1, above.

     5. Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma, and shall inure to the benefit of the parties hereto, their successors and assigns.

     6. Costs, Expenses and Fees. Borrower hereby agrees to pay the reasonable costs, expenses and fees of Bank incurred in connection with the preparation of this document and all related instruments, documents and agreements.

                                   "Bank"

                                   BANK OF OKLAHOMA, NATIONAL
                                   ASSOCIATION


                                   By: /s/ Robert D. Mattax
                                       ------------------------------
                                   Name    Robert D. Mattax
                                   Title   Senior Vice President


                                   "Borrower"

                                   AAON, INC., an Oklahoma corporation


                                   By: /s/ Norman H. Asbjornson
                                       ------------------------------
                                           Norman H. Asbjornson, President



                                   AAON COIL PRODUCTS, INC., a Texas
                                   corporation (formerly known as CP/AAON, Inc.)


                                   By: /s/ Norman H. Asbjornson
                                       ------------------------------
                                           Norman H. Asbjornson, President



                                   "Guarantor"

                                   AAON, INC., an Oklahoma corporation


                                   By: /s/ Norman H. Asbjornson
                                       ------------------------------
                                           Norman H. Asbjornson, President


<PAGE EX2-1>
                                 PROMISSORY NOTE


$15,150,000                        Effective Date: July 27, 2000 Tulsa, Oklahoma


         FOR VALUE RECEIVED, the undersigned, AAON, INC., an Oklahoma corporation and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.) (separately and collectively "Maker"), jointly and severally promise to pay to the order of BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of FIFTEEN MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS ($15,150,000), or, if less, the aggregate sum of advances made by Lender to Maker under the Second Restated Revolving Credit Agreement dated July 1, 1996, as amended ("Credit Agreement"), as follows:

         a.       Principal.  Principal shall be payable on July 31, 2001.

         b.       Interest.  Interest  shall be  payable on the last day of each month (except for interest on LIBOR Loans which shall be payable on the last day of the applicable Interest Period) and at maturity, commencing August 31, 2000, based upon the type of loan and interest rate related thereto as more specifically described in the Credit Agreement, which terms are incorporated herein by reference.

         This Note is the "Note" referred to in the Credit Agreement. Reference is made to the Credit Agreement for provisions for interest accrual, the interest rate, the payment and prepayment hereof and for the acceleration of the maturity hereof, all of which are incorporated herein and made a part hereof. Terms defined in said Credit Agreement are used herein as therein defined.

         All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at Lender's office described above, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

         From time to time the maturity date of this Note may be extended or this Note may be renewed, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests or liens given for the benefit of the holder in connection herewith; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

<PAGE EX2-2>
         The Maker and any endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal, extension, acceleration, postponement of the time of payment, substitution, exchange or release of collateral and to the release of any party or person primarily or contingently liable without prejudice to the holder and without notice to the Maker or any endorser, guarantor or surety. Maker and any guarantor, endorser, surety or any other person who is or may become liable hereon will, on demand, pay all costs of collection, including reasonable attorney fees of the holder hereof in attempting to enforce payment of this Note and reasonable attorney fees for defending the validity of any document securing this Note as a valid first and prior lien.

         This Note is given for an actual loan of money for business purposes and not for personal, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma. This Note is a change in form of the $15,150,000 Promissory Note dated effective October 9, 1999.

                                   AAON, INC., an Oklahoma corporation


                                   By: /s/ Norman H. Asbjornson
                                       ------------------------------
                                           Norman H. Asbjornson, President



                                   AAON COIL PRODUCTS, INC., a Texas
                                   corporation (formerly known as CP/AAON, Inc.)


                                   By: /s/ Norman H. Asbjornson
                                       ------------------------------
                                           Norman H. Asbjornson, President